UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934.

Date of Report: December 16, 2008 (Date of earliest event reported)

Prospect Capital Corporation (Exact name of registrant as specified in its charter)

MD (State or other jurisdiction of incorporation)	333-114552 (Commission File Number)	43-2048643 (IRS Employer Identification Number)

10 East 40th Street, 44th Floor, New York, New York 10016 (Address of principal executive offices)		10016 (Zip Code)

212 448-0702 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Departure of Directors

Mr. William J. Gremp, a director of Prospect Capital Corporation (the “Company”), notified the Company on December 10, 2008 that he was resigning his positions with the Company effective immediately.  Such resignation includes his positions as a member of the Audit Committee and the Nominating and Corporate Governance Committee of the Company.

Mr. Gremp’s resignations are a result of the tightening of the compliance policies of Merrill Lynch & Co., Inc. (“Merrill”), where Mr. Gremp has been responsible for traditional banking services, credit and lending, private equity and corporate cash management since 1999, in connection with the acquisition of Merrill by Bank of America Corporation.  Mr. Gremp’s resignations did not relate to any disagreements with the Board of Directors or management of the Company or disagreements with respect to matters related to the operations, policies or practices of the Company, or any disagreement at all.

“I have enjoyed working with the Prospect team and have resigned only because Merrill’s compliance policies give me no choice”, said Mr. Gremp.  “I wish I could continue, but I cannot.”

“We are very disappointed that Bill cannot continue on our board due to Merrill's compliance policies,” said John F. Barry, III, Chairman of the Board & Chief Executive Officer of the Company.  “However, there is nothing we can do except hope to find other ways to work with Bill.”

A copy of the letter of resignation announcing the events described above is attached as Exhibits 99.1 and is incorporated in this report by reference.

Separately, Mr. Walter V. E. Parker, a director of the Company, notified the Company on December 12, 2008 that he was resigning his position with the Company effective immediately.  Mr. Parker was not nominated to stand for re-election for another term at the Annual Meeting and expected to finish his term as a director of the Company on December 12, 2008.  Mr. Parker’s resignations did not relate to any disagreements with respect to the operations, policies or practices of the Company.

A copy of the letter of resignation announcing the events described above is attached as Exhibits 99.2 and is incorporated in this report by reference.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
None
(b) Pro forma financial information:
None
(c) Shell company transactions:
None
(d) Exhibits
99.1  Letter of resignation from William J. Gremp

99.2  Letter of resignation from Walter V.E. Parker

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 16, 2008	PROSPECT CAPITAL CORPORATION

	By:	/s/ John F. Barry III
John F. Barry III
Chief Executive Officer